Exhibit 99.(h)(1)(D)

AMENDMENT
To
Transfer Agency and Service Agreement
Between
Boston Financial Data Services, Inc.
And
American Beacon Funds
American  Beacon Select Funds
American Beacon Intuitional Funds Trust

This Amendment is made as of this 29th day of December 2017, by Boston Financial Data Services, Inc. (the "Transfer Agent") and each of American Beacon Funds, American Beacon Select Funds, and American Beacon Institutional Funds Trust (each a "Fund', collectively the "Funds"). In accordance with Section 15 (Additional Funds/Portfolios) and Sections 16.1 and/or 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended, between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended and between American Beacon Institutional Funds Trust and the Transfer Agent dated March 22, 2017, as amended (together, the "Agreements"), the parties desire to amend each Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreements is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated December 29, 2017; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the "December 29, 2017 Amendment") except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this December 29, 2017 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this December 29, 2017 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS		BOSTON FINANCIAL DATA SERVICES, INC.
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

By:	/s/ Terri McKinney	By:	/s/ Geroge T. Costas
Name:	Terri McKinney	Name:	George T. Costas
Title:	Vice President	Title:	Managing Director

As an Authorized Officer on behalf of each of the Funds Indicated on Schedule A

SCHEDULE A
Effective: December 29, 2017

AMERICAN BEACON FUNDS:

A Class
Acadian Emerging Markets Managed Volatility Fund- A Class
AHL Managed Futures Strategy Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Crescent Short Duration High Income Fund - A Class
Flexible Bond Fund - A Class
GLG Total Return Fund - A Class
Global Evolution Frontier Markets Income Fund - A Class
Grosvenor Long/Short Fund - A Class
International Equity Fund - A Class
Ionic Strategic Arbitrage Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
SGA Global Growth Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund" A Class
The London Company Income Equity Fund - A Class
Zebra Small Cap Equity Fund - A Class

Advisor Class
Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund -Advisor Class
Small Cap Value Fund - Advisor Class

C Class
Acadian Emerging Markets Managed Volatility Fund - C Class
AHL Managed Futures Strategy Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Crescent Short Duration High Income Fund - C Class
Flexible Bond Fund - C Class
GLG Total Return Fund - C Class
Global Evolution Frontier Markets Income Fund - C Class
Grosvenor Long/Short Fund - C Class
International Equity Fund - C Class
Ionic Strategic Arbitrage Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
SGA Global Growth Fund - C Class
SiM High Yield Opportunities Fund - C Class

SCHEDULE A
Effective: December 29, 2017

C Class (continued)
Small Cap Value Fund - C Class
Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
Zebra Small Cap Equity Fund - C Class

Institutional Class
Acadian Emerging Markets Managed Volatility Fund - Inst. Class
AHL Managed Futures Strategy Fund - Inst. Class
Alpha Quant Core Fund - Inst. Class
Alpha Quant Dividend Fund - Inst. Class
Alpha Quant Quality Fund - Inst. Class
Alpha Quant Value Fund - Inst. Class
ARK Transformational Innovation Fund - Inst. Class
Bahl & Gaynor Small Cap Growth Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Growth Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Crescent Short Duration High Income Fund - Inst. Class
Flexible Bond Fund - Inst. Class
Garcia Hamilton Quality Bond Fund - Inst. Class
GLG Total Return Fund - Inst. Class
Global Evolution Frontier Markets Income Fund - Inst. Class
Grosvenor Long/Short Fund - Inst. Class
International Equity Fund - Inst. Class
Ionic Strategic Arbitrage Fund - Inst. Class
Large Cap Value Fund- Inst. Class
Mid-Cap Value Fund - Inst. Class
Numeric Integrated Alpha Fund - Inst. Class
SGA Global Growth Fund - Inst. Class
Shapiro Equity Opportunities Fund - Inst. Class
Shapiro SMID Cap Equity Fund - Inst. Class
SiM High Yield Opportunities Fund - Inst. Class
Small Cap Value Fund- Inst. Class
Sound Point Floating Rate Income Fund - Inst. Class
Stephens Mid-Cap Growth Fund - Inst. Class
Stephens Small Cap Growth Fund - Inst. Class
The London Company Income Equity Fund - Inst. Class
TwentyFour Strategic Income Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

SCHEDULE A
Effective: December 29, 2017

Investor Class
Acadian Emerging Markets Managed Volatility Fund - Investor Class
AHL Managed Futures Strategy Fund - Investor Class
Alpha Quant Core Fund - Investor Class
Alpha Quant Dividend Fund - Investor Class
Alpha Quant Quality Fund - Investor Class
Alpha Quant Value Fund - Investor Class
ARK Transformational Innovation Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Crescent Short Duration High Income Fund - Investor Class
Flexible Bond Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
GLG Total Retum Fund - Investor Class
Global Evolution Frontier Markets Income Fund - Investor Class
Grosvenor Long/Short Fund - Investor Class
International Equity Fund - Investor Class
Ionic Strategic Arbitrage Fund - Investor Class
Large Cap Value Fund- Investor Class
Mid-Cap Value Fund - Investor Class
Numeric Integrated Alpha Fund - Investor Class
SGA Global Growth Fund - Investor Class
Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
Sound Point Floating Rate Income Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
TwentyFour Strategic Income Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

R6 CLASS
Bridgeway Large Cap Value Fund - R6 Class
International Equity Fund - R6 Class
Large Cap Value Fund - R6 Class
Small Cap Value Fund R6 Class

SP Class
Sound Point Floating Rate Income Fund - SP Class

Ultra Class
GLG Total Return Fund - Ultra Class
Grosvenor Long/Short Fund - Ultra Class
Numeric futegrated Alpha Fund - Ultra Class
TwentyFour Strategic Income Fund - Ultra Class

SCHEDULE A
Effective: December 29, 2017

YClass
Acadian Emerging Markets Managed Volatility Fund - Y Class
AHL Managed Futures Strategy Fund - Y Class
Alpha Quant Core Fund - Y Class
Alpha Quant Dividend Fund - Y Class
Alpha Quant Quality Fund - Y Class
Alpha Quant Value Fund - Y Class
ARK Transformational Innovation Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Crescent Short Duration High Income Fund - Y Class
Flexible Bond Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
GLG Total Return Fund - Y Class
Global Evolution Frontier Markets Income Fund - Y Class
Grosvenor Long/Short Fund - Y Class
International Equity Fund - Y Class
Ionic Strategic Arbitrage Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
Numeric Integrated Alpha Fund - Y Class
SGA Global Growth Fund - Y Class
Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Sound Point Floating Rate Income Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
TwentyFour Strategic Income Fund - Y Class
Zebra Small Cap Equity Fund - Y Class

AMERICAN BEACON SELECT FUNDS:

U.S. Government Money Market Select Fund

AMERICAN BEACON INSTITUTIONAL FUND:

American Beacon Diversified Fund